UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2011
Henry Schein, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27078 (Commission File Number)	11-3136595 (I.R.S. Employer Identification No.)

135 Duryea Road, Melville, New York (Address of principal executive offices)	11747 (Zip Code)
Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On June 30, 2011, Henry Schein, Inc. (the “Company”) and Stanley M. Bergman (Chairman of the Board of Directors and Chief Executive Officer of the Company) entered into an amendment (the “Amendment”) to the Amended & Restated Employment Agreement dated December 31, 2008 (the “Employment Agreement”). The Amendment extends the notice period during which time the Company may inform Mr. Bergman of its intent to extend his employment under the terms of the Employment Agreement for an additional three-year period (the “Extension Notice”). Prior to the execution of the Amendment, the Extension Notice was to be given by the Company no later than June 30, 2011 and Mr. Bergman was to advise the Company if he did not wish to extend his employment period within 90 days after such Extension Notice was given. In order to allow the Company and Mr. Bergman additional time to review and consider the terms and conditions of the Employment Agreement, and to make any changes as the parties may mutually agree, the Company and Mr. Bergman agreed to amend the Employment Agreement to provide that the Extension Notice may be provided by the Company to Mr. Bergman no later than September 30, 2011, and Mr. Bergman’s notice of non-extension, if any, must be provided to the Company no later than November 14, 2011. It is expected that the Company and Mr. Bergman will enter into a new multi-year contract after good faith negotiations of certain terms and conditions of a new amendment and restatement of the Employment Agreement.
* * *
In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-looking statements made by the Company are subject to risks and uncertainties and are not guarantees of future performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These statements are identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate” or other comparable terms. Any forward-looking statements contained herein should not be relied upon as a prediction of actual results. The Company undertakes no duty and has no obligation to update forward-looking statements.

Item 9.01.	Financial Statements and Exhibits
     (d)     Exhibits:

1.1	Amendment dated June 30, 2011 to Amended and Restated Employment Agreement, dated as of December 31, 2008, by and between Henry Schein, Inc. and Stanley M. Bergman.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)
Date: July 1, 2011	By:	/s/ Michael S. Ettinger
Michael S. Ettinger
Senior Vice President and General Counsel

EXHIBIT INDEX
     Exhibit

1.1	Amendment dated June 30, 2011 to Amended and Restated Employment Agreement, dated as of December 31, 2008, by and between Henry Schein, Inc. and Stanley M. Bergman.

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